Exhibit 99.1

Beyond Air® and Getz Healthcare Enter Strategic Collaboration to

Commercialize LungFit PH in Asia-Pacific Region

Partnership provides access to hospitals in key Asia-Pacific countries

Getz Healthcare will make a payment to Beyond Air upon receipt of CE Mark

Beyond Air will receive royalty payments based on net sales

Garden City, NY, September 7, 2023 – Beyond Air, Inc. (NASDAQ: XAIR) (“Beyond Air” or the “Company”), a commercial stage medical device and biopharmaceutical company focused on harnessing the power of endogenous and exogenous nitric oxide (NO) to improve the lives of patients suffering from respiratory illnesses, neurological disorders and solid tumors (through its affiliate Beyond Cancer, Ltd. (“Beyond Cancer”)), today announced that it has entered into an agreement with Getz Healthcare to commercialize the LungFit PH device in certain countries across the Asia-Pacific region, pending regulatory approvals.

“This partnership with Getz Healthcare expands the reach of Beyond Air’s innovative technology into key growth markets outside of the United States,” stated Steve Lisi, Chairman and Chief Executive Officer of Beyond Air. “We are excited to work with such a strong partner which is well positioned to maximize the potential for LungFit PH in the Asia-Pacific region.”

Under the terms of the agreement, Getz Healthcare will make a milestone payment to Beyond Air following CE mark certification of LungFit PH in the European Union. CE mark certification in Europe provides a pathway to approval in certain countries across the Asia-Pacific region. In addition, Beyond Air will receive ongoing royalty payments based on net sales of LungFit PH.

The partnership provides access to hospitals in Australia, New Zealand, Thailand, Philippines, Taiwan, Hong Kong, Malaysia, Pakistan, Singapore and Vietnam. Getz Healthcare will manage the logistics, sales, service, and maintenance process in each of these countries where they have extensive experience with medical device distribution and hospital sales. Also, Getz Healthcare’s regulatory team will handle local product registration in addition to customer service and support. Beyond Air will provide the LungFit PH device and all accessories on a cost-plus basis, as well as providing other support services in areas such as marketing.

James Simkins, CEO of Getz Healthcare, commented, “We are thrilled to announce our partnership with Beyond Air, a pivotal step forward in Getz Healthcare’s unwavering commitment to deliver impactful healthcare solutions to the Asia-Pacific region. Together, we will be pioneering innovative approaches in the delivery and access to nitric oxide therapy.”

BTIG, LLC acted as the financial advisor to Beyond Air, Inc.

About LungFit®PH*

Beyond Air’s LungFit PH is a cylinder-free, phasic flow generator and delivery system that has received premarket approval (PMA) from the U.S. Food and Drug Administration (FDA). The device is ventilator compatible and can generate NO from ambient air on demand for delivery to the lungs at concentrations ranging from 1 ppm to 80 ppm. LungFit PH could potentially replace large, high-pressure NO cylinders providing significant advantages in the hospital setting, including greatly reducing inventory and storage requirements, improving overall safety with the elimination of NO2 purging steps, and other benefits. LungFit PH is the first and only FDA approved system with patented Ionizer technology that generates nitric oxide using room air, enabling the delivery of unlimited, on-demand nitric oxide regardless of dose and flow.

* Beyond Air’s LungFit PH is currently approved for commercial use only in the United States of America to treat term and near-term neonates with hypoxic respiratory failure.

About Beyond Air®, Inc.

Beyond Air is a commercial stage medical device and biopharmaceutical company dedicated to harnessing the power of endogenous and exogenous nitric oxide (NO) to improve the lives of patients suffering from respiratory illnesses, neurological disorders, and solid tumors. The Company has received FDA approval for its first system, LungFit® PH for the treatment of term and near-term neonates with hypoxic respiratory failure. Beyond Air is currently advancing its other LungFit systems in clinical trials for the treatment of severe lung infections such as viral community-acquired pneumonia (including COVID-19), and nontuberculous mycobacteria (NTM). The Company has also partnered with The Hebrew University of Jerusalem to advance a pre-clinicals program dedicated to the treatment of autism spectrum disorder (ADS) and other neurological disorders. Beyond Cancer, Ltd., an affiliate of Beyond Air, is investigating ultra-high concentrations of NO with a proprietary delivery system to target certain solid tumors in the pre-clinical setting. For more information, visit www.beyondair.net.

About Getz Healthcare

Getz Healthcare is recognized as the leading distributor of medical equipment, devices, and consumables, in Asia Pacific. The company is an ISO 9001:2015 certified company, and partners with leading manufacturers in medical technology, to offer a wide range of innovative and high-quality products and solutions, enabling customers to focus on what is important – providing better care for patients. Headquartered in Singapore, Getz Healthcare has been operating in the Asia Pacific region for over 110 years, serving over 7,500 customers, from 23 offices and distribution centers, spread across Australia, Hong Kong, Malaysia, New Zealand, Pakistan, Philippines, Taiwan, Thailand, and Vietnam. Getz Healthcare is part of The Getz Group of companies. The company’s mission is to bring meaningful healthcare solutions to the people of Asia Pacific.

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Forward Looking Statements

This press release contains “forward-looking statements” concerning the Company’s expectations regarding the collaboration with Getz Healthcare, the potential for LungFit PH device to be approved for commercialization in certain countries across the Asia Pacific region; and the potential safety and efficacy of the Company’s products and product candidates. Forward-looking statements include statements about expectations, beliefs, or intentions regarding product offerings, business, results of operations, strategies or prospects. You can identify such forward-looking statements by the words “appears,” “expects,” “plans,” “anticipates,” “believes” “expects,” “intends,” “looks,” “projects,” “goal,” “assumes,” “targets” and similar expressions and/or the use of future tense or conditional constructions (such as “will,” “may,” “could,” “should” and the like) and by the fact that these statements do not relate strictly to historical or current matters. Rather, forward-looking statements relate to anticipated or expected events, activities, trends or results as of the date they are made. Because forward-looking statements relate to matters that have not yet occurred, these statements are inherently subject to risks and uncertainties that could cause actual results to differ materially from any future results expressed or implied by the forward-looking statements. These forward-looking statements are only predictions and reflect views as of the date they are made with respect to future events and financial performance. Many factors could cause actual activities or results to differ materially from the activities and results anticipated in forward-looking statements, including the timing and results of future pre-clinical studies and clinical trials; the potential that regulatory authorities, including the FDA and comparable non-U.S. regulatory authorities, may not grant or may delay approval for our product candidates; the approach to discover and develop novel drugs, which is unproven and may never lead to efficacious or marketable products; the ability to raise additional capital; the results of further pre-clinical studies and clinical trials of our product candidates; obtaining, maintaining and protecting intellectual property utilized by products; obtaining regulatory approval for products; competition from others using similar technology and others developing products for similar uses; dependence on collaborators; and other risks, which may, in part, be identified and described in the “Risk Factors” section of Beyond Air’s most recent Annual Report on Form 10-K and other of its filings with the Securities and Exchange Commission, all of which are available on Beyond Air’s website. Beyond Air and Beyond Cancer undertake no obligation to update, and have no policy of updating or revising, these forward-looking statements, except as required by applicable law.

CONTACTS:

Investor Relations Contacts

Edward Barger

Head of Investor Relations

ebarger@beyondair.net

Corey Davis, Ph.D.

LifeSci Advisors, LLC

Cdavis@lifesciadvisors.com

Media Contact

Kori-Ann Taylor

Head of Marketing

ktaylor@beyondair.net

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